UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

CANCERVAX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 494-4200

     This Current Report on Form 8-K is filed by CancerVax Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     On July 15, 2004, the Company announced that its wholly owned subsidiaries, Tarcanta, Inc., and Tarcanta, Ltd. (Ireland), have obtained the exclusive rights to complete the clinical development of three specific active immunotherapeutic product candidates that target the epidermal growth factor receptor signaling pathway for the treatment of cancer. Under the agreements, the Company will have the right to clinically develop and commercialize product candidates within the U.S., Western Europe, Canada, Japan, Australia, New Zealand and Mexico. A press release announcing this transaction is attached to this report as Exhibit 99.1 and incorporated herein by reference. The description of the agreements contained in the press release and incorporated herein by reference is qualified in its entirety to the text of such agreements.

     The Company’s management will host a conference call today to discuss the agreements at 1:00 p.m. Eastern Time. A live audio webcast of management’s presentation will be available at http://ir.cancervax.com. Alternatively, callers may participate in the conference call by dialing (888) 396-2369 (domestic) or (617) 847-8710 (international) and requesting the CancerVax Corporation call hosted by David F. Hale, President and CEO. Following the call, the webcast will be archived on the investor relations section of the Company’s website.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 15, 2004

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SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2004	CANCERVAX CORPORATION
	By:	/s/ David F. Hale
David F. Hale
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 15, 2004